UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2024

CORNER GROWTH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39814	98-1563902
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

251 Lytton Avenue, Suite 200
Palo Alto, California	94301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 543-8180

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	COOLU	The Nasdaq Stock Market LLC

Class A Ordinary Shares included as part of the units	COOL	The Nasdaq Stock Market LLC

Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	COOLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 1.01 Entry into a Material Definitive Agreement

Termination of Business Combination Agreement

The information set forth in Item 1.02 below is hereby incorporated by reference into this Item 1.01.

Amendment No. 1 to Sponsor Letter Agreement

As previously disclosed by Corner Growth Acquisition Company (the “Company” or “Corner Growth”) in its Current Report on Form 8-K filed with the SEC on December 21, 2020, on December 16, 2020, the Company, CGA Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), and each executive officer and director of the Company, entered into a letter agreement (the “Sponsor Letter Agreement”). Contemporaneously with the execution of the Settlement Agreement (as defined below), the Company, Sponsor, and Marvin Tien, John Cadeddu, Alexandre Balkanski, John Mulkey, and Jason Park (each of whom is a director of the Company), entered into an amendment to the Sponsor Letter Agreement, dated July 3, 2024 (“Amendment No. 1 to the Sponsor Letter Agreement”). Amendment No. 1 to the Sponsor Letter Agreement amends, restates and replaces Section 12 of the Sponsor Letter Agreement to resolve and adjudicate any matters relating to the Sponsor Letter Agreement to be decided under Cayman law and resolved in Cayman courts.

The foregoing description of Amendment No. 1 to the Sponsor Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1 to the Sponsor Letter Agreement, a copy of which is attached as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on May 4, 2023, the Company entered into a Business Combination Agreement (as amended and restated on December 29, 2023, the “Business Combination Agreement”) by and among the Company, Noventiq Holdings PLC, a company organized under the laws of Cyprus (“Noventiq”), and Corner Growth SPAC Merger Sub, Inc., a Cayman Islands exempted company.

On July 3, 2024, the parties to the Business Combination Agreement, the Sponsor, Noventiq Holding Company, an exempted company limited by shares incorporated under the laws of the Cayman Islands, and Noventiq Merger 1 Limited, a Cayman Islands exempted company and wholly-owned subsidiary of Noventiq Holding Company, entered into a settlement agreement (the “Settlement Agreement”), pursuant to which the parties agreed (i) to mutually terminate the Business Combination Agreement and all other Transaction Documents (as defined in the Business Combination Agreement) (collectively, the “Ancillary Agreements”) and (ii) to a mutual release of all claims related to the Business Combination Agreement and the transactions contemplated thereby. The mutual termination of the Business Combination Agreement and the Ancillary Agreements is effective as of July 3, 2024. The parties agreed to terminate the Business Combination Agreement as a result of current unfavourable SPAC market conditions and other factors.

As a result of the termination of the Business Combination Agreement, the Business Combination Agreement is null and void, without any liability on the part of any party thereto or its respective affiliates, officers, directors or shareholders, except as provided in the Settlement Agreement. The Company will use the proceeds received pursuant to the Settlement Agreement to pay its expenses.

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) by the Company on May 4, 2023, including the Amended and Restated Business Combination Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K with the SEC by the Company on January 2, 2024 and the Settlement Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated by reference herein.

Item 8.01. Other Events.

Termination of Business Combination Agreement

On July 4, 2024, the Company and Noventiq issued a joint press release announcing the termination of the Business Combination Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Indefinite Postponement of Extraordinary General Meeting

As previously disclosed, on June 20, 2024, the Company postponed the Extraordinary General Meeting (the “Meeting”), originally scheduled to be held at 10:00 a.m., Eastern Time, on June 26, 2024, to 10:00 a.m., Eastern Time, on July 11, 2024.

On July 3, 2024, the Company determined to indefinitely postpone the Meeting. The Meeting was being held to consider and vote to approve the Business Combination Agreement.

Forward Looking Statements

Certain statements made herein that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “target,” “aim,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events and other statements that are not historical facts. These statements are based on the current expectations of Corner Growth’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Corner Growth. These statements are subject to a number of risks and uncertainties regarding Corner Growth’s businesses and actual results may differ materially. These risks and uncertainties include, but are not limited to, those factors discussed in Corner Growth’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on April 1, 2024, Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024, filed with the SEC on May 15, 2024, and other filings with the SEC. If any of these risks materialize or if assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Corner Growth presently does not know or that Corner Growth currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide the expectations, plans or forecasts of future events and views of Corner Growth as of the date of this communication. Corner Growth anticipates that subsequent events and developments will cause their assessments to change. However, while Corner Growth may elect to update these forward-looking statements at some point in the future, Corner Growth specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Corner Growth’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to Sponsor Letter Agreement, dated as of July 3, 2024, by and among Corner Growth Acquisition Corp., CGA Sponsor, LLC, and Marvin Tien, John Cadeddu, Alexandre Balkanski, John Mulkey, and Jason Park.
10.2†	Settlement Agreement, dated as of July 3, 2024, by and among CGA Sponsor, LLC, Corner Growth Acquisition Corp., Noventiq Holdings PLC, Noventiq Holding Company, Noventiq Merger 1 Limited and Corner Growth APC Merger Sub, Inc.
99.1	Press Release, dated July 4, 2024.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request. Portions of the exhibit have been omitted. Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNER GROWTH ACQUISITION CORP.

Date: July 5, 2024	By:	/s/ Marvin Tien
Marvin Tien
Co-Chairman, Chief Executive Officer and Acting Chief Financial Officer